                                                                   Exhibit 10.15


--------------------------------------------------------------------------------
                                 FIRST AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
--------------------------------------------------------------------------------


         First Amendment dated as of August 10, 1998 to Revolving Credit and Term Loan Agreement (the "First Amendment"), by and among STRIDE & ASSOCIATES, INC. a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and BANKBOSTON, N.A., as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of June 4, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.
Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) The definition of "Leverage Ratio" is hereby amended by deleting such definition in its entirety and restating it as follows:

                  LEVERAGE RATIO. As of any date of determination, the ratio of (a) Senior Funded Indebtedness of the Borrower and its Subsidiaries outstanding on such date to (b) the EBITDA of the Borrower and its Subsidiaries for the Reference Period ended on such dated; PROVIDED, HOWEVER, for purposes of determining the Leverage Ratio for purposes of calculating the Applicable Margin and compliance with Section 10.1 hereof for the period from the Closing Date through December 31, 1998, EBITDA for the quarter ending (i) June 30, 1997 shall be $2,005,900; (ii) September 30, 1997 shall be $2,216,200; (iii) December 31, 1997 shall be $2,233,400; and (iv)
         March 31, 1998 shall be $2,105,770.

         (b) The definition of "Term Loan" is hereby amended be deleting such definition in its entirety and restating it as follows:

                  TERM LOAN. The term loan made or to be made by the Banks to the Borrower on the Closing Date in the aggregate principal amount of $26,000,000 pursuant to Section 4.1.

         SECTION 2. AMENDMENT TO SS.2 OF THE CREDIT AGREEMENT. Section 2.8.1 of the Credit Agreement is hereby amended by deleting the time "11:00 a.m. (Boston time)" which appears in the first sentence of Section 2.8.1 and substituting in place thereof the time "2:00 p.m. (Boston time)".

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective until the Agent receives a counterpart of this First Amendment, executed by the Borrower and the Majority Banks.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by this First Amendment, the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

         SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

         SECTION 7. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                      STRIDE & ASSOCIATES, INC.



                                      By:/s/ Anthony Groves
                                         ---------------------------------------
                                      Title: Chief Financial Officer


                                      BANKBOSTON, N.A.,
                                          individually and as Agent



                                      By:/s/ John B. Desmond
                                         ---------------------------------------
                                         John B. Desmond, Vice President